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                                                                   EXHIBIT 10.13


                                                               S&S DRAFT--9/4/96

                         ROFIN-SINAR TECHNOLOGIES INC.
                    1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN

1.  PURPOSE OF THE PLAN.
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     The purpose of this Plan is to enable the Company to attract and retain as non-employee directors individuals with superior training, experience and ability and to provide additional incentive to such directors by giving them an opportunity to participate in the ownership of the Company.

2.  DEFINITIONS.
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     For purposes of the Plan, the following terms shall be defined as set forth below:

     "Affiliate" and "Associate" have the respective meanings ascribed to such
      ---------       ---------
terms in Rule 12b-2 promulgated under the Exchange Act.

     "Award" means either a Restricted Share Award or a Share Award.
      -----

     "Award Agreement" means a written agreement between the Company and the
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Participant regarding the grant and exercise of Awards and the terms and conditions thereof.

     "Beneficial Owner" has the meaning ascribed to such term in Rule 13d-3
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promulgated under the Exchange Act.

     "Board" means the Board of Directors of the Company.
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     "Code" means the Internal Revenue Code of 1986, as amended from time to
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time, and any successor thereto.

     "Combined Voting Power" means the combined voting power of the Company's
      ---------------------
then outstanding voting securities.

     "Common Stock" means the Common Stock of the Company, par value $.01 per
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share.

     "Company" means Rofin-Sinar Technologies Inc., a Delaware corporation,
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including any wholly owned subsidiary or affiliate, or any successor organization.
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     "Disability" means permanent and total disability within the meaning of
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Section 22(e)(3) of the Code.

     "Eligible Director" means a person (other than an Eligible Senior Director)
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who is a member of the Board and who is not an employee of the Company.

     "Eligible Senior Director" means a person who is first elected or appointed
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to the Board at age 65 or older and who is not an employee of the Company.

     "Eligibility Date" means the first business day of each of the Company's
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fiscal years, commencing October 1, 1997, while this Plan is in effect.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
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     "Parent" means any corporation which is a "parent corporation" within the
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meaning of Section 424(e) of the Code with respect to the Surviving Entity.

     "Participant" means an Eligible Director or Eligible Senior Director who
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has received an Award hereunder.

     "Person" means any person or "group" within the meaning of Section 13(d)(3)
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or Section 14(d)(2) of the Exchange Act.

     "Plan" means the Rofin-Sinar Technologies Inc. 1996 Non-Employee Directors'
      ----
Stock Plan, as hereinafter amended from time to time.

     "Restricted Share Award" means an Award of forfeitable shares of Common
      ----------------------
Stock to an Eligible Senior Director under the Plan.

     "Rules" means the regulations promulgated by the Securities and Exchange
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Commission under Section 16 of the Exchange Act, as amended from time to time.

     "Share Award" means an Award of shares of Common Stock to an Eligible
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Director (other than an Eligible Senior Director) under the Plan.

     "Subsidiary" means (i) any corporation which is a "subsidiary corporation"
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within the meaning of Section 424(f) of the Code with respect to the Company or
(ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Board designates as a subsidiary for purposes of the Plan.

     "Surviving Entity" has the meaning ascribed to it in Section 9(b) hereof.
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                                       3

     Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

3.  SHARES SUBJECT TO THE PLAN.
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     Except as provided in Section 9, the aggregate number of shares of Common
Stock that may be issued under the Plan is 100,000. Such shares may include authorized but unissued shares of Common Stock, treasury shares or a combination of both. In the event the number of shares of Common Stock issued under the Plan and the number of shares of Common Stock subject to outstanding Awards equals the maximum number of shares of Common Stock authorized under the Plan, no further Awards shall be made unless the Plan is amended (in accordance with the Rules, if necessary) or additional shares of Common Stock become available for further Awards under the Plan.

4.  ADMINISTRATION OF THE PLAN.
    --------------------------

     (a) Administration.  The Plan shall be administered by the Board.  Subject
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to the provisions of the Plan, the Board shall be authorized to:

          (i) adopt, revise and repeal such administrative rules, guidelines and practices governing this Plan as it shall from time to time deem advisable;

          (ii) interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto), and otherwise settle all claims and disputes arising under the Plan;

          (iii) delegate responsibility and authority for the operation and administration of the Plan, appoint employees and officers of the Company to act on its behalf, and employ persons to assist in the fulfilling of its responsibilities under the Plan; and

          (iv) otherwise supervise the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of Eligible Directors to receive Awards hereunder, the number of shares of Common Stock covered by such Award; provided further that any action by the Board relating to the Plan will be taken only if approved by the affirmative vote of a majority of the directors who are not then eligible to participate under the Plan.

          (b) Delegation to a Committee.  The Board may delegate to a committee
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of the Board any or all of its authority for administration of the Plan and, if such delegation
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                                       4

occurs, all references to the Board in this Plan shall be deemed references to the committee to the extent provided in the resolution establishing the committee.

5.   EFFECTIVE DATE AND TERM OF THE PLAN.
     -----------------------------------

          The Plan shall be effective as of the date the Plan is approved by the Board, provided that the Plan is approved by the affirmative votes of a majority of shares of Common Stock or by written consent of a majority of shares of Common Stock. Awards granted under the Plan prior to such shareholder approval shall be and are made subject to defeasance by the failure of the shareholders to approve the Plan. The Plan shall continue in effect until the earlier of (a) ten years from the date of the first grant of Awards or (b) the termination of the Plan by action of the Board. No Awards shall be granted pursuant to the Plan on or after such termination date, but Award granted prior to such date may extend beyond that date. The Board shall have the right to suspend or terminate the Plan at any time except with respect to any Awards then outstanding.

6.   AWARDS.
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          (a) Share Awards.  The following number of Share Awards are hereby
              ------------
granted to each Eligible Director under the Plan:

          (i) With respect to each person who first becomes an Eligible Director on or after the date of the Company's initial public offering of Common Stock, a Share Award consisting of 1,500 shares of Common Stock is granted as of the date such person first becomes an Eligible Director.

          (ii) On each Eligibility Date, with respect to each Eligible Director who has not been an employee of the Company at any time during the 12 months immediately preceding the relevant Eligibility Date, a Share Award consisting of 1,500 shares of Common Stock is granted to such Eligible Director.

          (b) Restricted Share Awards.  A Restricted Share Award consisting of
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7,500 shares of Common Stock is hereby granted to each Eligible Senior Director under the Plan as of the date such person first becomes an Eligible Senior Director, which shall be subject to the following terms and conditions and contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate:

          (i) Vesting.  A Restricted Share Award shall vest in five equal
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     installments on the date of grant and each of the following four anniversaries thereof.

          (ii) Termination.  If an Eligible Senior Director ceases to be member
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     of the Board by reason of death, disability or removal by the Company without cause, then
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                                       5

     all shares of Common Stock granted to such Eligible Senior Director pursuant to a Restricted Stock Award which have not yet vested as of the date of such termination shall immediately vest and become nonforfeitable. If an Eligible Senior Director ceases to be member of the Board by reason of resignation (other than resignation due to disability) or removal by the Company for cause, then all shares of Common Stock granted to such Eligible Senior Director pursuant to a Restricted Stock Award which have not yet vested as of the date of such termination shall be immediately forfeited and cancelled.

          (iii)  Non-transferability.  Prior to vesting, no shares of Common
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     Stock received in connection with a Restricted Share Award granted under the Plan or any rights or interests therein may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of, except by will, or the laws of descent and distribution or pursuant to a "qualified domestic relations order" ("QDRO") as defined in the Code or Title I of the
                                 ----
     Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

          (iv) Evidence of Ownership.  Each Eligible Senior Director receiving a
               ---------------------
     Restricted Share Award shall be issued a certificate or certificates in respect of such shares of Common Stock at the time of grant. Such certificate shall be registered in the name of such Eligible Senior Director, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Share Award. The Board may require that the certificate or certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Eligible Senior Director shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Restricted Share Award.

          (v) Rights as Shareholder.  An Eligible Senior Director shall have,
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     with respect to the shares of Common Stock received under a Restricted
     Stock Award, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Stock dividends issued with respect to shares covered by a Restricted Share Award shall be treated as additional shares under the Restricted Share Award and shall be subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

7.   AWARD AGREEMENT.  Each Award granted hereunder shall be evidenced by an
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Award Agreement containing such restrictions, terms and conditions which are not inconsistent with the terms of the Plan.
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                                       6

8.   AMENDMENT AND TERMINATION.
     -------------------------

          The Board may amend, alter, suspend or terminate the Plan in whole or in part at any time and from time to time; provided, however, that any amendment, alteration, suspension or termination which, under the requirements of applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted must be approved by the stockholders of the Company, shall not be effective unless and until such stockholder approval has been obtained in compliance with such law. The Board may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent. Notwithstanding any provision herein to the contrary, the Board shall have broad authority to amend the Plan or any Award to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

9.   CHANGES IN CAPITAL STRUCTURE.
     ----------------------------

          In the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares, (i) such proportionate adjustments as may be necessary (in the form determined by the Board in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, the number of shares of Common Stock covered by each Award and (ii) the Board may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

10.  GENERAL PROVISIONS.
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          (a) Representations by Participants.  The Board may require each
              -------------------------------
Participant to represent to and agree with the Company in writing that the Participant is acquiring the shares of Common Stock without a view to distribution or other disposition thereof. The certificates for such shares may include any legend that the Company deems appropriate to reflect any restrictions on transfer.

          (b) No Restrictions on Adoption of Other Compensation Arrangements.
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Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements (subject to stockholder approval, if such approval is required) and such arrangements may be either generally applicable or applicable only in specific cases.
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          (c) No Right to Re-Election.  The adoption of the Plan shall not
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interfere in any way with the right of the Company to terminate its relationship with any of its directors at any time.

          (d) Tax Withholding.  No later than the date as of which an amount
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first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Board regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, in accordance with rules and procedures established by the Board, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligation of the Company under the Plan shall be conditional upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          (e) Applicable Law.  The Plan shall be governed by and subject to the
              --------------
laws of the State of Delaware and to all applicable laws and to the approvals by any governmental or regulatory agency as may be required.

          (f) Severability.  If any provision of this Plan shall be held illegal
              ------------
or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

          (g) Compliance with Rule 16b-3.   The Plan is intended to comply with
              --------------------------
Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Board shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16(b)(3) to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement.

          (h) Expenses.  All expenses and costs in connection with the
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administration of the Plan or the issuance of Awards hereunder shall be borne by the Company.
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          (i) Headings.  The headings of sections herein are included for
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convenience of reference and shall not affect the meaning of any of the provisions of the Plan.